UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2015

POWERSECURE INTERNATIONAL, INC.

(Exact name of Registrant as specified in its charter)

Delaware	1-12014	84-1169358
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

1609 Heritage Commerce Court, Wake Forest, North Carolina	27587
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (919) 556-3056

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On October 1, 2015, PowerSecure International, Inc., a Delaware corporation (the “Company”), entered into a Fifth Amendment to Amended and Restated Credit Agreement (the “Amendment”) with Citibank, N.A. (“Citibank”) and Branch Banking and Trust Company in their capacity as lenders (the “Lenders”), and Citibank, in its capacity as the administrative agent (the “Agent”). The Amendment amends that certain Amended and Restated Credit Agreement, dated as of December 21, 2011 (the “Credit Agreement”), among the Company, the Lenders and the Agent, to modify the definition of “Change in Control” so that certain changes in the composition of the board of directors would not constitute a change in control and therefore would not be a default under the Credit Agreement, and to facilitate certain subsidiary actions.

Except as amended by the Amendment, the remainder of the Credit Agreement remains in full force and effect.

The Credit Agreement provides for (i) a credit facility (“Credit Facility”) that continues to provide for a $20 million senior, first-priority secured revolving credit facility maturing on November 12, 2016, of which no balance was outstanding as of September 30, 2015, (ii) a $2.6 million term loan amortizing through November 12, 2016, and (iii) a $25 million, 7 year amortizing term loan maturing in June 2020. The Credit Facility has been guaranteed by all active subsidiaries of the Company and is secured by the assets of the Company and those subsidiaries. The subsidiaries acknowledged and agreed to the terms and conditions of the Amendment.

The foregoing description of the Credit Agreement and the Amendment does not purport to be a complete statement of the parties’ rights and obligations under such documents, and is qualified in its entirety by reference to the text of the Credit Agreement and the Amendment, which are exhibits hereto and incorporated herein by this reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Report is hereby incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

10.1	Fifth Amendment to Amended and Restated Credit Agreement, dated as of October 1, 2015, among PowerSecure International, Inc., as borrower, Citibank, N.A., as administrative agent and lender, and Branch Banking and Trust Company, as lender. (Filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POWERSECURE INTERNATIONAL, INC.

By:	/s/ Eric Dupont
Eric Dupont
Executive Vice President of Finance and Administration

Dated: October 7, 2015

4